UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2019 (July 30, 2019)

NETFIN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39008	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, 9th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 979-5995

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one redeemable warrant	NFINU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001	NFIN	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	NFINW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 2, 2019, Netfin Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 25,300,000 units (the “Units”), including the issuance of 3,300,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-232612) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 11, 2019 and amended by Amendment No. 1 to the Registration Statement, filed with the Commission on July 19, 2019 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated July 30, 2019, by and between the Company and B. Riley FBR, Inc., as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated July 30, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 30, 2019 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsor, MVR Netfin LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 30, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 30, 2019, by and among the Company, the Sponsor and the Company’s independent directors, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated July 30, 2019, by and between the Company and the Sponsor (the “Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated July 30, 2019, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale of 681,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,810,000. The Private Placement Units are identical to the Units sold in the IPO, except that the warrants underlying the Private Placement Units, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of the warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2019, in connection with the IPO, Martin Jaskel and Will O’Brien were appointed to the board of directors of the Company (the “Board”). Effective July 30, 2019, (i) Mr. Jaskel, Vadim Komissarov and Marat Rosenberg were appointed to the Board’s Compensation Committee, with Mr. Jaskel serving as chair of the Compensation Committee, (ii) Messrs. Jaskel and Komissarov and Rick Maurer were appointed to the Board’s Audit Committee, with Mr. Komissarov serving as chair of the Audit Committee, and (iii) Mr. Jaskel was appointed as Executive Chairman of the Board.

Following the appointment of Messrs. Jaskel and O’Brien to the Board, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Messrs. O’Brien and Jaskel and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Messrs. Komissarov and Rosenberg and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Mr. Maurer and will expire at the Company’s third annual meeting of shareholders.

On July 30, 2019, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Prior to the IPO, on June 21, 2019, the Sponsor transferred 20,000 Class B ordinary shares of the Company to Mr. Jaskel and 30,000 Class B ordinary shares to Mr. O’Brien, each at price of $0.004 per share.

Other than the foregoing, none of Messrs. Jaskel or O’Brien are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 30, 2019, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $253,000,000, comprised of $247,940,000 of the proceeds from the IPO (which amount includes $8,855,000 of the underwriters’ deferred discount) and $5,060,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to provide for the redemption of the public shares in connection with an initial business combination or to redeem 100% of the public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On July 31, 2019, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 2, 2019, the Company issued a press release announcing the closing of the IPO and the exercise of the underwriters’ over-allotment option in full, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 30, 2019, by and between the Company and B. Riley FBR, Inc., as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated July 30, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated July 30, 2019, by and among the Company, its executive officers, its directors and MVR Netfin LLC.
10.2	Investment Management Trust Agreement, dated July 30, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated July 30, 2019, by and among the Company, MVR Netfin LLC and the Company’s independent directors.
10.4	Private Placement Units Purchase Agreement, dated July 30, 2019, by and between the Company and MVR Netfin LLC.
10.5	Administrative Services Agreement, dated July 30, 2019, by and between the Company and MVR Netfin LLC.
99.1	Press Release, dated July 31, 2019.
99.2	Press Release, dated August 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFIN ACQUISITION CORP.

	By:	/s/ Marat Rosenberg
		Name:	Marat Rosenberg
		Title:	President

Dated: August 2, 2019

4